SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 15, 2008
(February 13, 2008)

Date of Report
(Date of earliest event reported)

AUTOZONE, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	1-10714 (Commission File Number)	62-1482048 (IRS Employer Identification No.)

123 South Front Street
Memphis, Tennessee 38103
(Address of principal executive offices) (Zip Code)

(901) 495-6500
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into a Material Definitive Agreement.

AutoZone, Inc. Enhanced Severance Pay Plan

On February 13, 2008, the Compensation Committee of the Board of Directors of AutoZone, Inc. (“AutoZone”) adopted the AutoZone, Inc. Enhanced Severance Pay Plan (the “Plan”).

The purpose of the Plan is to provide severance pay to key AutoZone employees who have executed a non-compete agreement with AutoZone and whose employment subsequently is terminated without cause (as defined in the non-compete agreement), other than as a result of death, total disability, or any voluntary resignation or termination; provided such employee is not eligible for severance benefits under any other AutoZone plan or agreement and that he or she executes a release satisfactory in form and substance to AutoZone at the time of termination.

Under the Plan, a participating employee is eligible to receive periodic severance payments in the form of salary continuation for a period of time determined by his or her position and years of service at the time of termination.  Executive officers are eligible to receive periodic severance payments for 12 to 24 months, vice presidents for 6 to 12 months, and other key employees for 3 to 9 months, depending in each case upon their years of service.

The foregoing description is qualified in its entirety by reference to the provisions of the Plan which is filed as Exhibit 99.1 to this report and incorporated herein by reference.

Executive Officer Non-Compete and Non-Solicitation Agreements

On February 14, 2008, ten of the executive officers of AutoZone entered into a non-compete and non-solicitation agreement (“Executive Officer Agreement”) with the Company.  The executive officers who entered into an Executive Officer Agreement are Jon A. Bascom, Timothy W. Briggs, Mark A. Finestone, William T. Giles, William W. Graves, Lisa R. Kranc, Thomas B. Newbern, Charlie Pleas III, Larry M. Roesel and James A. Shea.

The Executive Officer Agreement provides that, during the executive’s employment with AutoZone and for a period of two years thereafter, the executive shall not (a) directly or indirectly own or work for any business that competes with AutoZone, (b) solicit, divert or influence (or attempt to solicit, divert or influence) any customer of AutoZone, or (c) solicit or attempt to solicit the employees of AutoZone or seek to cause them to resign their employment with AutoZone.  The Executive Officer Agreement also includes provisions precluding the executive from disclosing confidential information belonging to AutoZone.

In the event the executive’s employment is terminated by AutoZone without cause (as defined in the Executive Officer Agreement), and provided that at that time, the executive executes a release of all claims against AutoZone accrued as of the date of such release, the executive will be entitled to certain severance benefits.  The executive will not be entitled to the severance benefits in the event of his or her voluntary resignation, including retirement, death or disability.  Such severance benefits consist of periodic severance pay in accordance with the Plan, continuation of medical, vision and dental insurance coverage during the severance period (up to a maximum of 18 months) at the same cost to the executive as he or she was paying prior to termination, a lump-sum, prorated share of any bonus incentives earned during the period prior to the executive’s termination to be paid when such incentives are paid generally to similarly-situated employees, and an appropriate level of outplacement services as determined by AutoZone.  The executive’s applicable Stock Option Agreements govern treatment of stock options upon termination of employment.

The foregoing description is qualified in its entirety by reference to the provisions of the form of Executive Officer Agreement which is filed as Exhibit 99.2 to this report and incorporated herein by reference.

Officer Non-Compete and Non-Solicitation Agreements

On February 13, 2008, the Compensation Committee of the Board of Directors of AutoZone approved a form of non-compete and non-solicitation agreement (“Officer Agreement”) to be entered into by non-executive officers of AutoZone.

The Officer Agreement provides that, during the officer’s employment with AutoZone and for a period of one year thereafter, the officer shall not (a) directly or indirectly own or work for any business that competes with AutoZone, (b) solicit, divert or influence (or attempt to solicit, divert or influence) any customer of AutoZone, or (c) solicit or attempt to solicit the employees of AutoZone or seek to cause them to resign their employment with AutoZone.  The Officer Agreement also includes provisions precluding the officer from disclosing confidential information belonging to AutoZone.

In the event the officer’s employment is terminated by AutoZone without cause (as defined in the Officer Agreement), and provided that at that time, the officer executes a release of all claims against AutoZone accrued as of the date of such release, the officer will be entitled to certain severance benefits.  The officer will not be entitled to the severance benefits in the event of his or her voluntary resignation, including retirement; death or disability.  Such severance benefits consist of periodic severance pay in accordance with the Plan, continuation of medical, vision and dental insurance coverage during the severance period (up to a maximum of 18 months) at the same cost to the officer as he or she was paying prior to termination, a lump-sum, prorated share of any bonus incentives earned during the period prior to the officer’s termination to be paid when such incentives are paid generally to similarly-situated employees, and an appropriate level of outplacement services as determined by AutoZone.  The officer’s applicable Stock Option Agreements govern treatment of stock options upon termination of employment.

The foregoing description is qualified in its entirety by reference to the provisions of the form of Officer Agreement which is filed as Exhibit 99.3 to this report and incorporated herein by reference.

Non-Compete and Non-Solicitation Agreement with Mr. Rhodes

On February 14, 2008, William C. Rhodes, III, Chairman, President and Chief Executive Officer of AutoZone entered into a non-compete and non-solicitation agreement (“CEO Agreement”) with AutoZone.  The CEO Agreement provides that, during Mr. Rhodes’ employment with AutoZone and for a period of three years thereafter, Mr. Rhodes shall not (a) directly or indirectly own or work for any business that competes with AutoZone, (b) solicit, divert or influence (or attempt to solicit, divert or influence) any customer of AutoZone, or (c) solicit or attempt to solicit the employees of AutoZone or seek to cause them to resign their employment with AutoZone.  The CEO Agreement also includes provisions precluding Mr. Rhodes from disclosing confidential information belonging to AutoZone.

In the event Mr. Rhodes’ employment is terminated by AutoZone without cause (as defined in the CEO Agreement), and provided that at that time, Mr. Rhodes executes a release of all claims against AutoZone accrued as of the date of such release, he will be entitled to certain severance benefits.  Mr. Rhodes will not be entitled to the severance benefits in the event of his voluntary resignation, including retirement; death or disability.  Such severance benefits consist of an amount equal to 2.99 times his then-current base salary, continuation of medical, vision and dental insurance coverage up to a maximum of 18 months at the same cost as he was paying prior to termination, a lump-sum, prorated share of any bonus incentives earned during the period prior to his termination to be paid when such incentives are paid generally to similarly-situated employees, and an appropriate level of outplacement services as determined by AutoZone.  Mr. Rhodes’ applicable Stock Option Agreements govern treatment of stock options upon termination of his employment.

The foregoing description is qualified in its entirety by reference to the provisions of the CEO Agreement which is filed as Exhibit 99.4 to this report and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

99.1	AutoZone, Inc. Enhanced Severance Pay Plan

99.2
Form of non-compete and non-solicitation Agreement signed by each of the following executive officers:  Jon A. Bascom, Timothy W. Briggs, Mark A. Finestone, William T. Giles, William W. Graves, Lisa R. Kranc, Thomas B. Newbern, Charlie Pleas III, Larry M. Roesel and James A. Shea; and by AutoZone, Inc., with an effective date of February 14, 2008, for each.

99.3	Form of non-compete and non-solicitation Agreement approved by AutoZone’s Compensation Committee for execution by non-executive officers.

99.4	Agreement dated February 14, 2008, between AutoZone, Inc. and William C. Rhodes, III

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTOZONE, INC.

By:           /s/ Harry L. Goldsmith
Harry L. Goldsmith
Executive Vice President,
General Counsel & Secretary

Dated:  February 15, 2008

EXHIBIT INDEX

99.1	AutoZone, Inc. Enhanced Severance Pay Plan

99.2
Form of non-compete and non-solicitation Agreement signed by each of the following executive officers:  Jon A. Bascom, Timothy W. Briggs, Mark A. Finestone, William T. Giles, William W. Graves, Lisa R. Kranc, Thomas B. Newbern, Charlie Pleas III, Larry M. Roesel and James A. Shea; and by AutoZone, Inc., with an effective date of February 14, 2008, for each.

99.3	Form of non-compete and non-solicitation Agreement approved by AutoZone’s Compensation Committee for execution by non-executive officers.

99.4	Agreement dated February 14, 2008, between AutoZone, Inc. and William C. Rhodes, III